Exhibit 4(ii)

Articles of Amendment

Articles of Amendment
to
Articles of Incorporation
of

CORD BLOOD AMERICA, INC.

(Name of Corporation as currently filed with the Florida Dept. of State)

P99000089885

(Document Number of Corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. **If amending name, enter the new name of the corporation:**

N/A

The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. **Enter new principal office address, if applicable:** N/A
(Principal office address MUST BE A STREET ADDRESS)

C. **Enter new mailing address, if applicable:**
(Mailing address MAY BE A POST OFFICE BOX) N/A

D. **If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:**

Name of New Registered Agent: ____________________

New Registered Office Address: ____________________
(Florida street address)

____________________, Florida____________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

Page 1 of 3

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
______	______________________	______________________ ______________________ ______________________	☐ Add ☐ Remove
______	______________________	______________________ ______________________ ______________________	☐ Add ☐ Remove
______	______________________	______________________ ______________________ ______________________	☐ Add ☐ Remove

E. If amending or adding additional Articles, enter change(s) here:
(attach additional sheets, if necessary). (Be specific)

Article II of the Corporation's Amended and Restated Articles of Incorporation, as further amended, is amended in accordance to the addendum, which is attached hereto as Addendum A.

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

N/A

Page 2 of 3

The date of each amendment(s) adoption: ______________, 2009

Effective date **if applicable**: ______________________________

(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval by ______________________________."

(voting group)

☑ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated ______________, 2009

Signature ______________________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Matthew L. Schissler

(Typed or printed name of person signing)

Chief Executive Officer

(Title of person signing)

Page 3 of 3

Addendum A

ARTICLES OF AMENDMENT TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF CORD BLOOD AMERICA, INC.

Pursuant to the provisions of Section 607.1006 and 607.0602, Florida Statutes, Cord Blood America, Inc., a Florida Corporation (the “Corporation”), adopts the following articles of amendment to its Amended and Restated Articles of Incorporation:

FIRST:  The Amended and Restated Articles of Incorporation of the Corporation, as previously amended, are hereby amended by adding the following to Article II thereof:

“TERMS OF PREFERRED STOCK

1.

Designation, Amount and Par Value.  A series of preferred stock shall be designated as the Corporation’s Series ____ Preferred Stock (the “Series A Preferred Stock”) and the number of shares so designated shall be 1,125  (which shall not be subject to increase without the consent of all of the holders of the Series A Preferred Stock (each a “Holder” and collectively, the “Holders”).  Each share of Series A Preferred Stock shall have a par value of $0.0001 per share.

2.

Dividends and Other Distributions.  Commencing on the date of the issuance of any such shares of Series A Preferred Stock (each respectively an “Issuance Date”), Holders of Series A Preferred Stock shall be entitled to receive dividends on each outstanding share of Series A Preferred Stock (“Dividends”), which shall accrue in shares of Series A Preferred Stock on a daily basis at a rate equal to 10.0% per annum.

a.

Any calculation of the amount of such Dividends payable pursuant to the provisions of this Section 2 shall be made based on a 365-day year and on the number of days actually elapsed during the applicable calendar quarter, compounded annually.

b.

So long as any shares of Series A Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to any Junior Equity Securities (as defined below).  As used herein, “Junior Securities” means any series or class of the capital stock of the Corporation now or hereafter authorized or issued by the Corporation ranking junior to the Series A Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation, including, without limitation, the Corporation’s common stock, par value $0.0001 per share (“Common Stock”).  The Common Stock shall not be redeemed while the Series A Preferred Stock is outstanding.

3.

Protective Provision.  So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative approval of the Holders of a majority of the shares of the Series A Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Certificate of Designations, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a liquidation senior to or otherwise pari passu with the Series A Preferred Stock, or any of preferred stock possessing greater voting rights, (c) amend its certificate or articles of incorporation or other charter documents in breach of any of the provisions hereof, (d) increase the authorized number of shares of Series A Preferred Stock, (e) liquidate, dissolve or wind-up the business and affairs of the  Corporation, or effect any Deemed Liquidation Event (as defined below), or (f) enter into any agreement with respect to the foregoing.

a.

A “Deemed Liquidation Event” shall mean: (i) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (ii) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole,  or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

b.

The Corporation shall not have the power to effect a Deemed Liquidation Event referred to in Section 3.a unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Section 4.

4.

Liquidation.

a.

Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, before any distribution or payment shall be made to the holders of any other equity securities of the Corporation by reason of their ownership thereof, the Holders of Series A Preferred Stock shall first be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series A Preferred Stock equal to $10,000.00 (the “Original Series A Issue Price”), plus any accrued but unpaid Dividends thereon (collectively, the “Series A Liquidation Value”).

b.

After payment has been made to the Holders of the Series A Preferred Stock of the full amount of the Series A Liquidation Value, any remaining assets of the Corporation shall be distributed among the holders of the Corporation's Junior Securities in accordance with the Corporation’s  Certificates of Designation and Certificate of Incorporation, as amended.

c.

If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to make payment in full to all Holders, then such assets shall be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

5.

Redemption.

a.

Corporation's Redemption Option.

i.

Upon or after the fourth anniversary of the initial Issuance Date, the Corporation shall have the right, at the Corporation's option, to redeem all or a portion of the shares of Series A Preferred Stock, at a price per share of Series A Preferred Stock equal to the Series A Liquidation Value (the “Corporation Redemption Price”).

ii.

At any time, the Corporation shall have the right, at the Corporation's option, to redeem all or a portion of the shares of Series A Preferred Stock, at a price per share of Series A Preferred Stock equal to the Corporation Redemption Price plus an amount equal to the following percentages of the Original Series A Issue Price:

If Redeemed

Additional Amount

Prior to first anniversary of issuance

40%

After first anniversary of issuance but
     prior to second anniversary of issuance

30%

After second anniversary of issuance but
    prior to third anniversary of issuance

20%

After third anniversary of issuance but
     prior to fourth anniversary of issuance

10%.

b.

Mechanics of Redemption.  If the Corporation elects to redeem any of the Holders' Series A Preferred Stock then outstanding by delivering written notice thereof via facsimile and overnight courier (“Notice of Redemption at Option of Corporation”) to the Holder, which Notice of Redemption at Option of Corporation shall indicate (A) the number of shares of Series A Preferred Stock that the Corporation is electing to redeem and (B) the Corporation Redemption Price.

c.

Payment of Redemption Price.  Upon receipt of a Notice of Redemption at Option of Corporation by any Holder, such Holder shall promptly submit to the Corporation such Holder’s Series A Preferred Stock certificates.  Upon receipt of such Holder’s Series A Preferred Stock certificates, the Corporation shall pay the Corporation Redemption Price in cash to such Holder.

6.

Transferability. The Series A Preferred Stock may only be sold, transferred, assigned, pledged or otherwise disposed of (“Transfer”) in accordance with state and federal securities laws.  The Corporation shall keep at its principal office a register of the Series A Preferred Stock.  Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, shall execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate.  Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the Holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

7.

Miscellaneous.

a.

Notices.  Any and all notices to the Corporation shall be addressed to the Corporation's President at the Corporation's principal place of business on file with the Florida Department of State.  Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 7.a prior to 5:30 p.m.  (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 7.a no later than 5:30 p.m.  (New York City time) on any date and earlier than 11:59 p.m.  (New York City time) on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b.

Lost or Mutilated Preferred Stock Certificate.  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement shall be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation, at its expense, shall execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

c.

Headings.  The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

SECOND:  The amendment set forth in these Articles of Amendment has been adopted on __________, 2009, by the Board of Directors of the Corporation.

IN WITNESS WHEREOF, the Corporation, by and through its undersigned officer thereunto duly authorized, has executed these Articles of Amendment this _____ day of ____________, 2009 and affirms that the statements herein are true under penalty of perjury.

CORD BLOOD AMERICA, INC.

Matthew L. Schissler

Chief Executive Officer

Exhibit C

Transfer Agent Instructions

July 2, 2009

Re:  Cord Blood America, Inc.

Ladies and Gentlemen:

In accordance with the Preferred Stock Purchase Agreement (“Purchase Agreement”), dated July 2, 2009, by and between Cord Blood America, Inc., a Florida corporation (“Company”), and Optimus Life Sciences Capital Partners, LLC, a Delaware limited liability company (“Buyer”), pursuant to which Company shall issue and deliver shares (“Fee Shares”) of the Company's common stock, par value $0.0001 per share (“Common Stock”), and warrants (“Warrants”) to purchase additional shares (“Warrant Shares”) of Common Stock (the Fee Shares and Warrant Shares, collectively, “Common Shares”), this shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Fee Shares and, in the event the holder of the Warrants elects or has elected to exercise all or any portion of the Warrants, from time to time, upon surrender to you of a notice of exercise of the Warrants, the Warrant Shares.

Specifically, this shall constitute an irrevocable instruction to you to process any notice of exercise of the Warrants in accordance with the terms of these instructions as soon as practicable. Upon your receipt of a notice of exercise of the Warrants, you shall use your best efforts to, within three (3) trading days following the date of receipt thereof, (A) issue and surrender to a common carrier for overnight delivery to the address specified, a certificate, registered in the name designated, for the number of shares of Common Stock for which the Warrant has been exercised or (B) provided you are participating in The Depository Trust Company (DTC) Fast Automated Securities Transfer Program, upon request, credit such aggregate number of shares of Common Stock to the balance account with DTC through its Deposit Withdrawal At Custodian (DWAC) system specified to initiate the DWAC transaction.

The Company hereby confirms that certificates representing the Common Shares shall not bear any legend restricting transfer of the shares thereby and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company, provided that the shares are registered for resale under the Act, or that if the shares are not registered for sale under the Act the certificates bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR

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THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

The Company hereby confirms and you acknowledge that, in the event counsel to the Company does not issue any opinion of counsel required to issue any Common Shares free of legend, the Company authorizes and you will accept an opinion of counsel from Luce Forward Hamilton & Scripps LLP.

The Company hereby confirms that no instructions other than as contemplated herein will be given to you by the Company with respect to the Common Shares. The Company hereby agrees that it shall not replace you as the Company's transfer agent, and any attempt by you to resign as transfer agent hereunder shall not be effective, until such time as the Company provides written notice to you and Buyer that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

The Company and you hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit you from satisfying any and all fiduciary responsibilities and duties you may owe to the Company.

The Company and you acknowledge that the Buyer is relying on the representations and covenants made by the Company and you hereunder and are a material inducement to the Buyer to enter into the Purchase Agreement. The Company and you further acknowledge that without such representations and covenants made hereunder, the Buyer would not enter into the Purchase Agreement and purchase Securities pursuant thereto.

Each party hereto specifically acknowledges and agrees that a breach or threatened breach of any provision hereof will cause irreparable damage and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced.  Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, in addition to all other rights or remedies, an injunction restraining such breach and granting specific performance of the provisions of these Irrevocable Transfer Agent Instructions should issue without any requirement to show any actual damage or to post any bond or other security.

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IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

Cord Blood America, Inc.

By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE ACKNOWLEDGED AND AGREED TO:

By:
Name:
Title:

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Exhibit D

Lock-Up Agreement

July 2, 2009

Optimus Life Sciences Capital Partners, LLC

11150 Santa Monica Boulevard, Suite 1500

Los Angeles, CA 90025

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the Preferred Stock Purchase Agreement dated as of July 2, 2009 (“Purchase Agreement”) and entered into by and among Cord Blood America, Inc., a Florida corporation (“Company”), and Optimus Life Sciences Capital Partners, LLC, a Delaware limited liability company (“Investor”), with respect to the purchase without registration under the Securities Act of 1933, as amended (the “Act”), in reliance on Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder, of shares of the Company’s Series A Preferred Stock and related Securities. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement.

In order to induce Investor to enter into the Purchase Agreement, the undersigned agrees that, for a period of seven Trading Days beginning on the date the Company delivers a Put Notice to Investor (the “Put Notice Date”) and ending of the date of the Put Closing for the transaction noticed in such Put Notice, pursuant to the terms of the Purchase Agreement (the “Lock-up Period”), the undersigned will not, without the prior written consent of Investor, (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities, or any securities substantially similar to the Common Stock, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or any such securities, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (c) publicly announce an intention to effect any transaction specified in clause (a) or (b).

The foregoing sentence shall not apply to (a) bona fide gifts, provided the recipient thereof agrees in writing to be bound by the terms of this Lock-Up Agreement, (b) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing to be bound by the terms of this Lock-Up Agreement, (c) sales made pursuant to any written sales plans established prior to the date of this Lock-Up Agreement in conformity with the requirements of Rule 10b5-1(c) promulgated under the Exchange Act or (d) exercise of options for Common Stock and the disposition

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(whether by sale, gift or otherwise) of Common Stock underlying such options.  Notwithstanding subsection (a) above, the undersigned may make a bona fide gift of up to 10,000 shares of Common Stock to a charity or other non-profit entity and such charity or entity shall not be required to be bound by the terms of this Lock-Up Agreement; provided, however, that in the event the undersigned exercises options during the Lock-Up Period, the undersigned may not, during the Lock-Up Period, dispose of the number of shares of Common Stock underlying such exercised options equal to the number of shares of Common Stock gifted by the undersigned pursuant to this sentence during the Lock-Up Period.  For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

The Company agrees to provide the undersigned with notice that the Company has delivered a Put Notice to Investor prior to, or simultaneous with, its delivery of the Put Notice to Investor.  Such notice shall provide the undersigned with the Put Notice Date and clearly indicate the beginning of the Lock-up Period.

Upon the termination of the Purchase Agreement, this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Sincerely,

Cord Blood America, Inc.

Matthew L. Schissler

Chief Executive Officer

Acknowledged and Agreed:

_________________________

_________________________

_________________________

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Exhibit E

Opinion

July 2, 2009

Optimus Life Sciences Capital Partners, LLC

11150 Santa Monica Boulevard, Suite 1500

Los Angeles, CA 90025

Re:

Cord Blood America, Inc.

Ladies and Gentlemen:

We are counsel to Cord Blood America, Inc., a Florida corporation (“Company”), in connection with the sale and issuance of up to 750 shares of Series A Preferred Stock, par value $0.0001 per share (“Preferred Shares”), along with shares (“Fee Shares”) of the Company's common stock, par value $0.0001 per share (“Common Stock”), and warrants (“Warrants”) to purchase additional shares of Common Stock, to Optimus Life Sciences Capital Partners, LLC, a Delaware limited liability company (“Investor”), pursuant to the terms of the Preferred Stock Purchase Agreement dated as of July 2, 2009 (“Agreement”), by and between Company and Investor.

In reaching the opinion stated in this letter, we have reviewed originals or copies of the Agreement, the Company’s Articles of Incorporation, as amended, and Bylaws, the resolutions of the Board of Directors authorizing the Purchase Agreement and the issuance of the Preferred Shares, Fee Shares and Warrants, the Articles of Amendment for the Preferred Shares, and such other documents as we have considered relevant.

Based upon the foregoing, we are of the opinion that, as of the date hereof:

1.

Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida.

2.

The Preferred Shares, Fee Shares, Warrants, and shares of Common Stock (“Warrant Shares”) issuable upon exercise of the Warrants (collectively, “Securities”), have been duly authorized, and the Preferred Shares, Fee Shares and Warrants are, and when issued and duly paid for in accordance with the terms of the Agreement the Warrant Shares will be, validly issued, fully paid and non-assessable.  The issuance of the Securities will not be subject to statutory or contractual preemptive rights of any stockholder of the Company.

3.

Company has the corporate power and authority to (a) execute, deliver and perform all of its obligations under the Agreement and the Transaction Documents, and (b) issue, sell and deliver each of the Securities.

4.

The execution, delivery and performance of the Agreement and Transaction Documents by Company have been duly authorized by all requisite corporate action on the part of the Company, and have been duly executed and delivered by the Company.

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5.

The execution and delivery of the Purchase Agreement and Transaction Documents by Company does not,  and Company’s performance of its obligations thereunder will not, (a) violate the Articles of Incorporation or Bylaws of the Company, as in effect on the date hereof, (b) violate in any material respect any state or federal law, rule, regulation or ordinance or any judgment, order or decree of any state or federal court or governmental or administrative authority, in each case that, to our knowledge, is applicable to the Company or its properties or assets and which could have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Agreement, or (c) require any authorization, consent, approval of or other action of, notice to or filing or qualification with any state or federal governmental authority, except as have been, or will be, made or obtained.

Sincerely,

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Exhibit F

Put Notice

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Dated: [________], 20[__]

Optimus Life Sciences Capital Partners, LLC

11150 Santa Monica Boulevard, Suite 1500

Los Angeles, CA 90025

Re:

Put Notice

Ladies & Gentlemen:

Pursuant to the July 2, 2009 Preferred Stock Purchase Agreement (“Agreement’) between Cord Blood America, Inc., a Florida corporation (“Company”), and Optimus Life Sciences Capital Partners, LLC (“Investor”), Company hereby elects to exercise a Put.  Capitalized terms not otherwise defined herein shall have the meanings defined in the Agreement.

At the Put Closing, Company will sell to Investor [___________] Preferred Shares at $10,000 per share for a Put Amount of $[___________].

On behalf of Company, the undersigned hereby certifies to Investor as follows:

1.

The undersigned is a duly authorized officer of Company;

2.

The above Put Amount does not exceed the Maximum Put Amount; and

3.

All of the conditions precedent to the right of the Company to deliver a Put Notice set forth in Section 2.3 of the Agreement have been satisfied.

IN WITNESS WHEREOF, the Company has executed and delivered this Put Notice as of the date first written above.

Cord Blood America, Inc.

By:
Name:
Title:

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